UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2007

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA		92801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	(Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	(Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	(Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	(Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

On January 16, 2007, Bridgford Foods Corporation issued a press release to report its financial results for the fiscal year (53 weeks) ended November 3, 2006.  The release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 16, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

January 16, 2007	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 16, 2007.